Exhibit 10.2

PROMISSORY NOTE

$ 500,000.00                                                                                                                     July ____, 2008
Sunderland, Vermont

FOR VALUE RECEIVED, a21, Inc., a Delaware Corporation with a business address of 7660 Centurion Parkway, Jacksonville, Florida 32256 (the “Borrower”) promises to pay to the order of Applejack Art Partners, Inc. (the “Lender”) FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) or, if less, the aggregate principal of all advances made by the Lender to the Borrower under the Loan Agreement (defined herein) which are unpaid on the date of maturity (whether by acceptance or otherwise). This Note evidences advances made pursuant to the Loan Agreement, dated as of July ____, 2008, by and among the Borrower and the Lender (as the same may be amended, restated, or renewed, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined have the respective meanings given in this Loan Agreement.

Advances under this Promissory Note (Note) shall be made in accordance with Section 5 of the Loan Agreement.

Interest shall be charged on the unpaid principal balance of this Note to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding.

The Debtor shall pay interest only on the advanced funds on an accrued monthly basis, beginning on August 1, 2008 and on the first day of every month thereafter. The Debtor shall pay the outstanding principal and any unpaid interest in full on or before November 1, 2008, in a lump sum payment. The interest rate shall be fixed for the term of the loan at twelve percent (12%).

Interest shall be computed on the basis of a 360-day year, shall be charged for the actual number of days within the period for which any portion of the principal is outstanding, and shall be payable in arrears on the 1st day of each month, commencing with the 1st day of August, 2008.  If any installment due date is not a business day, then such installment shall be due and payable on the next business day.

Payments; Prepayments. All payments hereunder shall be made by the Borrower in United States currency at the Lender’s address specified in the Loan Agreement (or at such other address as the Lender may specify), in immediately available funds, on or before 3:00pm EST on the due date thereof. Payments received by the Lender prior to the occurrence of an Event of Default as defined in Section 7 of the Loan Agreement and the acceleration of all obligations pursuant to the Loan

Agreement will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second, to accrued interest; and third to outstanding principal; after the occurrence of an Event of Default and the acceleration of all Obligations pursuant to the Loan Agreement, payments will be applied to the Obligations under this Note as the Lender determines in its sole discretion.

Default Rate.  To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Obligations have been accelerated), interest on outstanding principal and overdue interest shall, at the option of the Lender, be payable on demand at a rate per annum equal to fifteen percent (15%).

Collateral. The Obligations, including the obligations of the Borrower under this Note, are secured by the Collateral as defined in the Security Agreement of even date herewith.

Default. The occurrence of any Event of Default under the Loan Agreement or Security Agreement shall also constitute an “Event of Default” hereunder.

Remedies. Upon an Event of Default, or at any time thereafter, all Obligations shall become immediately due an payable as set forth in the Loan Agreement, and the Lender shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies provided by agreement or at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code. All rights and remedies of the Lender are cumulative and are not exclusive of any rights or remedies provided by laws or any other agreement, and may be exercised separately or concurrently.

Waiver; Amendment. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or if any other right under this Note. No waiver of any right or amendment to this Note shall be effective unless in writing and signed by the Lender and the Borrower not shall a waiver on one occasion be construed as a waiver of any such right on any future occasion.  Without limiting the generality of the foregoing, the acceptance of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Borrower waives presentment, demand, notice, protest, default or enforcement of this Note or of any Collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such Collateral, or to any and all substitutions, exchanges or releases of any such Collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable under this Note, which from time to time be granted by the Lender in connection herewith regardless of the number or period of any extensions.

Security; Set-Off. The Borrower grants to the Lender, as security for the full and punctual payment of performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the Borrower now or hereafter held by the Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any Collateral or other means of obtaining repayment of the Obligations, the Lender is hereby authorized at any time and from time to time, only upon and after an Event of Default, without notice to the Borrower (any such notice being expressly waived by Borrower) to the fullest extent permitted by law, to set off and apply such sums against the Obligations of the Borrower, whether or not the Lender shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

Lender Records. The entries on the records of the Lender (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued hereon.

Governing Law; Consent to Jurisdiction. This Note shall be governed by, and construed in accordance with, the laws of the State of Vermont. The Borrower agrees that any suit for the enforcement of this Note may be brought in the courts of the State of Vermont or any federal court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in the Loan Agreement. The Borrower hereby waives any objection that it may now or hereafter have to the venue or any such suit or any such court or that such suit was brought in an inconvenient court.

WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER, BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF: (A) THIS NOTE OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THE OBLIGATIONS; (B) THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF; OR (C) ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE BORROWER AND THE LENDER.

Severability; Authorization to Complete; Paragraph Headings. If any provision of this Note shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Note and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

Certain References. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person, persons, entity or entities may require. The terms “herein,” “hereof” or “hereunder” or similar terms used in this Note refer to this entire Note and not only to the particular provision in which the term is used.

Assignments. Neither this Note nor the proceeds hereof shall be assignable by the Borrower  without consent, and any attempted assignment without the Lender’s prior written consent shall create a Default under this Note. This Note and any other Loan Document may be assigned, in whole or in part, by the Lender and its successors and assigns.

a21, Inc.

By__________________________________________
 Its Duly Authorized Agent

Applejack Art Partners, Inc.

By:

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